SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The Company's management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they were made.

b.	Financial statements in U.S. dollars:

The Company's revenues are generated in various currencies including in U.S. dollars (USD), Australian dollars (AUD), Canadian dollars (CAD), Euros (EUR), Singapore dollars (SGD), British pounds (GBP) and New Israeli Shekels (NIS). In addition, most of the Company's costs are incurred in USD, NIS and EUR.

The Company’s management believes that the USD is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the USD.

The functional currency of the Company's foreign subsidiaries is the local currency in which the relevant subsidiary operates.

Accordingly, monetary accounts maintained in currencies other than the USD are re-measured into dollars in accordance with Accounting Standards Codification ("ASC") 830, "Foreign Currency Matters" (“ASC 830”). All transaction gains and losses resulting from the re-measurement of monetary balance sheet items denominated in non-USD currencies are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of the Company’s subsidiaries of which the functional currency is not the USD have been translated into the USD. All amounts on the balance sheets have been translated into the USD using the exchange rates in effect on the relevant balance sheet dates. All amounts in the statements of income have been translated into the USD using the monthly average exchange rate in accordance with ASC 830. The resulting translation adjustments are reported as a component of accumulated other comprehensive income (loss), net in shareholders' equity.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its wholly and majority-owned subsidiaries (see also Note 1c). Inter-company transactions and balances, including profit from inter-company sales not yet realized outside of the Company, have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the date acquired.

e.	Short-term bank deposits:

Short-term bank deposits are deposits with original maturities of more than three months but less than one year. Short-term bank deposits are presented at their cost, which approximates their fair value.

f.	Derivatives:

ASC 815, “Derivative and Hedging” ("ASC 815"), requires companies to recognize all of their derivative instruments as either assets or liabilities in the statement of financial position at fair value.

For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation.

Derivative instruments designated as hedging instruments:

For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period during which the hedged transaction affects earnings.

The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item, if any, is recognized in current earnings during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current earnings during the period of change.

To hedge against the risk of overall changes in cash flows resulting from foreign currency salary and other recurring payments during the periods, the Company has instituted a foreign currency cash flow hedging program. The Company hedges portions of its forecasted salary and other expenses denominated in NIS.

These forward contracts are designated as cash flow hedges, as defined by ASC 815, and are all effective, as their critical terms match the underlying transactions being hedged.

As of December 31, 2018 the unrealized loss recorded in accumulated other comprehensive income (loss), net of tax from the Company's currency forward NIS transactions was $497. At December 31, 2018, the notional amounts of foreign exchange forward contracts which the Company entered into was $79,544. As of December 31, 2019 and 2017 the Company did not have any outstanding forward NIS transactions.

Derivative instruments not designated as hedging instruments:

In addition to the derivatives that are designated as hedges as discussed above, the Company enters into certain foreign exchange forward and options contracts to limit its exposure to foreign currencies. Gains and losses related to such derivative instruments are recorded in financial expenses, net. At December 31, 2019 and 2018, the notional amount of foreign exchange forward and option contracts into which the Company entered was $36,608 and $8,267, respectively. The foreign exchange forward and options contracts will expire at various times through December, 2020.

The following tables present fair value amounts of, and gains and losses recorded in relation to, the Company's derivative instruments and related hedged items:

	Balance Sheet	Fair Value of Derivative Instruments
		Year ended December 31,
		2019	2018

Derivative Assets:

Derivatives not designated as hedging instruments:
Foreign exchange option and forward contracts	Other accounts receivable and prepaid expenses	$62	$154

Derivatives designated as hedging instruments:
Foreign exchange forward contracts	Other accounts receivable and prepaid expenses	$-	$123

Total		$62	$277

Derivative Liabilities

Derivatives not designated as hedging instruments:
Foreign exchange option and forward contracts	Accrued expenses and other liabilities	$(425)	$(54)

Derivatives designated as hedging instruments:
Foreign exchange forward contracts	Accrued expenses and other liabilities	$-	$(620)

Total		$(425)	$(674)

	Gain (loss) Recognized in Other Comprehensive Income (loss), net		Gain (loss) Recognized in Statements of Income
	Year ended December 31,		Statements of Income	Year ended December 31,
	2019	2018	Item	2019	2018

Derivatives designated as hedging instruments :
Foreign exchange forward contract	$497	$(497)	Cost of revenues and Operating expenses	$1,716	$(1,592)

Derivatives not designated as hedging instruments:
Foreign exchange forward and options contracts	-	-	Financial expenses, net	2,121	(2,353)

Total	$497	$(497)		$3,837	$(3,945)

g.	Inventories:

Inventories are stated at the lower of cost and net realizable value. The Company periodically evaluates the quantities on hand relative to historical and projected sales volumes, aging, current and historical selling prices and contractual obligations to maintain certain levels of  raw material quantities. Based on these evaluations, inventory provision is provided to cover risks arising from slow-moving items, discontinued products, excess inventories, net realizable value lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw Materials - cost is determined on a standard cost basis which approximates actual costs on a weighted average basis.

Work-in progress and finished products - are based on standard cost (which approximates actual cost on a weighted average basis) which includes raw materials cost, labor and manufacturing overhead.

Finished goods are stated at the lower of cost and net realizable value.

The following table provides the details of the change in the Company's provision for inventory write-downs:

	December 31,
	2019	2018

Inventory provision, beginning of year	$15,551	$11,363
Increase in inventory provision	9,983	14,968
Write off	(7,308)	(10,780)

Inventory provision, end of year	$18,226	$15,551

h.	Property, plant and equipment, net:

1.	Property, plant and equipment are stated at cost, net of accumulated depreciation and investment grants.

2.
Costs recorded prior to a production line completion are reflected as construction in progress, which are recorded building and machinery assets at the date of purchase. Construction in progress includes direct expenditures for the construction of the production line and is stated at cost. Capitalized costs include costs incurred under the construction contract: advisory, consulting and direct internal costs (including labor) and operating costs incurred during the construction and installation phase.

3.	Depreciation is calculated using the straight-line method over the estimated useful life of the assets at the following annual rates:

%

Machinery and manufacturing equipment	4-33 (mainly 10)
Office equipment and furniture	7-33 (mainly 7)
Motor vehicles	10-30 (mainly 20)
Buildings	4-5
Prepaid expenses related to operating lease	1
Leasehold improvements	Over the shorter of the term of the lease or the life of the asset

i.	Leases:

The Company determines if an arrangement is a lease at inception and recognize in accordance with ASC 842 “Leases”. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities and operating lease liabilities in the Company’s consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term.

The Company uses incremental borrowing rates based on the Company's implied credit rating which was based on Moody's Investors Service Rating Methodology for the Building Materials Industry (such credit rating was notched up due to collateralization) at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives, if any. Lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expenses for lease payments are recognized on a straight-line basis over the lease term.

j.	Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets, tangible and finite-lived intangible assets (other than goodwill), are reviewed for impairment in accordance with ASC 360 "Property, Plant and Equipment" ("ASC 360") whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. No impairment losses were identified during any period presented.  In addition to the recoverability assessment, the Company routinely reviews the remaining estimated useful lives of property and equipment and finite-lived intangible assets. If the Company reduces the estimated useful life assumption for any asset, the remaining unamortized balance would be amortized or depreciated over the revised estimated useful life.

k.	Goodwill:

Goodwill represents the excess of the cost of businesses acquired over the fair value of the net assets acquired in the acquisition. Under ASC 350, "Intangibles-Goodwill and Other" ("ASC 350") goodwill is not amortized but instead is tested for impairment at least annually (or more frequently if impairment indicators arise).

In the evaluation of goodwill for impairment, the Company has the option to perform a qualitative assessment to determine whether further impairment testing is necessary or to perform a quantitative assessment by comparing the fair value of a reporting unit to its carrying amount, including goodwill. Under the qualitative assessment, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. If under the quantitative assessment the fair value of a reporting unit is less than its carrying amount, then the amount of the impairment loss, if any, must be measured under step two of the impairment analysis. In the first phase of impairment testing, goodwill attributable to the reporting units is tested for impairment by comparing the fair value of each reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second phase is then performed. The second phase of the goodwill impairment test compares the implied fair value of the reporting unit's goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

The Company performs an annual goodwill impairment test during the fourth quarter of each fiscal year, or more frequently, if impairment indicators are present. The Company operates in one operating segment. The Company concluded that all of the Company's subsidiaries (components) should be aggregated and deemed as a single reporting unit for the purpose of performing the goodwill impairment test in accordance with ASC 350-20-35-35, since they have similar economic characteristics.

Goodwill was tested for impairment by comparing Company’s fair value with its carrying value. As required by ASC 820, "Fair Value Measurements", the Company applies assumptions that market place participants would consider in determining the fair value of reporting unit. No impairment of goodwill was identified during any period presented.

l.	Warranty:

The Company generally provides a standard (i.e. assurance type) warranty for its products, for various periods, depending on the type of product and the country in which the Company does business. The Company records a provision for the estimated cost to repair or replace products under warranty at the time of sale. Factors that affect the Company's warranty reserve include the number of units sold, historical and anticipated rates of warranty repairs and the cost per repair.

The following table provides the details of the change in the Company's warranty accrual:

	2019	2018

January 1,	$2,820	$2,594
Charged to costs and expenses relating to new sales	1,879	1,963
Costs of product warranty claims	(1,734)	(1,642)
Foreign currency translation adjustments	(49)	(95)

December 31,	$2,916	$2,820

m.	Revenue recognition:

Revenues are recognized in accordance with ASC 606, revenue from contracts with customers when control of the promised goods or services is transferred to the customers, in an amount that the Company expects in exchange for those goods or services.

The Company applies the following five steps in accordance to ASC 606: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when a performance obligation is satisfied.

(1)	Identify the contract with a customer –

A contract is an agreement between two or more parties that creates enforceable rights and obligations. In evaluating the contract, the Company analyzes the customer’s intent and ability to pay the amount of promised consideration (credit risk) and considers the probability of collecting substantially all of the consideration.

The Company determines whether collectability is reasonably assured on a customer-by-customer basis pursuant to various criteria including Company’s historical experience, credit insurance and other inputs.

(2)	Identify the performance obligations in the contract –

At a contract’s inception, the Company assesses the goods or services promised in a contract with a customer and identifies the performance obligations.

The main performance obligations is a delivery of the Company’s products.

(3)	Determine the transaction price –

The Company’s products that are sold through agreements with distributors are non-exchangeable, non-refundable, non-returnable and without any rights of price protection or stock rotation. Accordingly, the Company considers all the distributors to be end-consumers.

For certain revenue transactions with specific customers, the Company is responsible also for the fabrication and installation of its products. The Company recognizes such revenues upon receipt of acceptance evidence from the end consumer which occurs upon completion of the installation.

Although, in general, the Company does not grant rights of return, there are certain instances where such rights are granted. The Company maintains a provision for returns in accordance with ASC 606, which is estimated, based primarily on historical experience as well as management judgment, and is recorded through a reduction of revenue.

(4)	Allocate the transaction price to the performance obligations in the contract –

The majority of the Company’s revenues are sales of goods, therefore there is one main performance obligation that absorbs the transaction price.

(5)	Recognize revenue when a performance obligation is satisfied –

Revenue is recognized when or as performance obligations are satisfied by transferring control of a promised good or service to a customer.

Control transfers at a point in time, which affects when revenue is recorded.

The majority of Company’s revenues deriving from sales of products which are recognized when control is transferred based on the agreed International Commercial terms, or “INCOTERMS”.

n.	Research and development costs:

Research and development costs are charged to the statement of income as incurred.

o.	Income taxes:

The Company and its subsidiaries account for income taxes in accordance with ASC 740, "Income Taxes" (“ASC 740”). This statement prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company accounts for its uncertain tax positions in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company classifies interest and penalties on income taxes as taxes on income.

p.	Advertising expenses:

Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2019, 2018 and 2017 were $16,233, $20,848 and $28,047, respectively.

q.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term bank deposits and trade receivables. The Company's cash and cash equivalents are invested primarily in USD,  mainly with major banks in Israel.

The Company's trade receivables are derived from sales to customers located mainly in the United States, Australia, Canada, Israel and Europe. The Company performs ongoing credit evaluations of its customers and to date has not experienced any substantial losses. In certain circumstances, the Company requires letters of credit or prepayments. An allowance for doubtful accounts is provided with respect to specific receivables that the Company has determined to be doubtful of collection. For those receivables not specifically reviewed, provisions are recorded at a specific rate, based upon the age of the receivable, the collection history, current economic trends and management estimates.

No customer represented 10% or more of the Company’s total accounts receivables, net as of  December 31, 2019 and 2018.

The following table provides the detail of the change in the Company's allowance for doubtful accounts:

	2019	2018

January 1,	$1,247	$1,179
Charges to expenses	2,100	530
Write offs	(864)	(426)
Foreign currency translation adjustments	14	(36)

December 31,	$2,497	$1,247

r.	Severance pay:

The Company's liability for severance pay, with respect to its Israeli employees, is calculated pursuant to Israeli severance pay law and employee agreements based on the most recent salary of the employees. The Company's liability for all of its Israeli employees is provided for by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset on the Company's balance sheet.

The deposited funds include profits or losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligations pursuant to Israeli severance pay law or labor agreements.

Majority of the agreements with employees specifically state, in accordance with section 14 of the Severance Pay Law, 1963 ("Section 14"), that the Company's contributions for severance pay shall be instead of severance compensation and that upon release of the policy to the employee, no additional calculations shall be conducted between the parties regarding the matter of severance pay and no additional payments shall be made by the Company to the employee.

Further, since the Company has signed agreements with its employees under Section 14, the related obligation and amounts deposited on behalf of such obligation are not stated on the balance sheet, as they are legally released from obligation to employees once the deposit amounts have been paid.

Severance pay expenses for the years ended December 31, 2019, 2018 and 2017 amounted to approximately $2,189, $2,048 and $1,813, respectively.

s.	Fair value of financial instruments:

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (meaning, the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the inputs as follows:

Level 1-	Quoted prices in active markets for identical assets or liabilities.

Level 2-	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3-	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

The following table presents the Company's assets and (liabilities) measured at fair value on a recurring basis at December 31, 2019 and 2018:

	December 31, 2019
	Level 1	Level 2	Level 3	Total
Derivatives:

Foreign currencies derivative assets	$-	$62	$-	$62
Foreign currencies derivative liabilities	$-	$(425)	$-	$(425)

Total	$-	$(363)	$-	$(363)

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Derivatives:

Foreign currencies derivative assets	$-	$277	$-	$277
Foreign currencies derivative liabilities	$-	$(674)	$-	$(674)

Total	$-	$(397)	$-	$(397)

The carrying amounts of financial instruments not measured at fair value, including cash and cash equivalents, trade receivables, other accounts receivables and prepaid expenses, trade payables, accrued expenses and other liabilities, short term loans and short term bank credit, approximate their fair value due to the short-term maturities of such instruments. The carrying amount of long-term loan approximates its fair value.

t.	Basic and diluted net income per share:

Basic net income per share ("Basic EPS") is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period.

Diluted net income per share ("Diluted EPS") gives effect to all dilutive potential ordinary shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. The dilutive effect of outstanding stock options is computed using the treasury stock method. For the years ended December 31, 2019, 2018 and 2017 there were 1,244,500, 1,272,781 and 1,060,000 outstanding stock options, respectively, that were excluded from the computation of Diluted EPS, that would have had an anti dilutive effect if included.

u.	Comprehensive income and accumulated other comprehensive income (loss):

Comprehensive income consists of two components, net income and other comprehensive income ("OCI"). OCI refers to revenue, expenses, and gains and losses that under U.S. GAAP are recorded as an element of shareholders’ equity but are excluded from net income. Company’s OCI consists of foreign currency translation adjustments from those subsidiaries not using the USD as their functional currency and net deferred gains and losses on certain derivative instruments accounted for as cash flow hedges.

The total accumulated other comprehensive income ("AOCI"), net of tax was comprised as follows:

	December 31,
	2019	2018

Accumulated losses on derivative instruments	$-	$(497)
Accumulated foreign currency translation differences	(3,288)	(2,680)

Total accumulated other comprehensive income loss, net	$(3,288)	$(3,177)

The following table summarizes the changes in AOCI, net of taxes for the year ended:

	Unrealized gains (losses) on derivative instruments	Accumulated foreign currency translation differences	Total

Balance at December 31, 2017	$-	$683	$683
Other comprehensive loss before reclassifications	(2,089)	(3,363)	(5,452)
Amounts reclassified from AOCI	1,592	-	1,592

Net current period OCI	(497)	(3,363)	(3,860)

Balance at December 31, 2018	$(497)	$(2,680)	$(3,177)

Other comprehensive income (loss) before reclassifications	2,213	(608)	1,605
Amounts reclassified from AOCI	(1,716)	-	(1,716)

Net current period OCI	497	(608)	(111)

Balance at December 31, 2019	$-	$(3,288)	$(3,288)

The following table shows the amounts reclassified from AOCI into the Consolidated Statements of Income, and the associated financial statement line item, for 2019 and 2018:

	December 31,
	2019	2018
Affected line item in the consolidated statements of income

Cost of revenues	$1,328	$(1,246)
Research and development	40	(37)
Marketing and selling	161	(140)
General and administrative	187	(169)

Total (loss) gain	$1,716	$(1,592)

v.	Accounting for stock-based compensation:

Equity share based payment:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model.

The Company accounts for employees and directors’ share-based payment awards classified as equity awards using the grant-date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period. The Company elected to recognize compensation expense for an award that has a graded vesting schedule using the accelerated method and the Company’s  accounting policy is to account for forfeitures as they occur.

The exercise price of each option is generally Company's stock price on the date of the grant. Options generally become exercisable over approximately three to four-year period, subject to the continued employment. All options expire after 7 years from the date of grant. In addition, commencing in 2015 the Company granted certain of its employees and officers with restricted stock units ("RSUs"), vesting over approximately a four-year period from the grant date. RSUs fair value is measured at the grant date based on the market value of Company's common stock. RSUs that are cancelled or forfeited become available for future grants.

In 2019 and 2018, the Company estimated the fair value of stock options granted using the Black-Scholes option pricing model with the following weighted average assumptions:

	December 31,
	2019	2018

Dividend yield	0-3%	0-3%
Expected volatility	47.4%	45.4%
Risk-free interest rate	1.9%	2.9%
Expected life (in years)	4.3	5.76

The Company used volatility data in accordance with ASC 718 and based on Company's historical data.

The computation of risk free interest rate is based on the rate available on the date of grant of a zero-coupon U.S. government bond with a remaining term equal to the expected term of the option.

The expected term of options granted is calculated using the simplified method (being the average between the vesting periods and the contractual life of the options). The Company currently uses the simplified method as adequate historical experience is not available to provide a reasonable estimate.

For the vast majority of the options granted in 2019, the dividend yield is zero, due to adjustment mechanism with respect to the exercise price upon payment of a dividend. For those options granted without adjustment mechanism, the dividend yield applied is 3%.

w.	Redeemable non-controlling interest:

The Company was party to a put and call arrangement with respect to the remaining 45% non-controlling interest in Caesarstone Canada, Inc. Due to the existing put and call arrangements, the non-controlling interest is considered to be redeemable and is recorded on the balance sheet as a redeemable non-controlling interest outside of permanent equity. The redeemable non-controlling interest is recognized at the higher of: i) the accumulated earnings associated with the non-controlling interest, or ii) the redemption value as of the balance sheet date.

On December 27, 2018, the Company acquired the remaining 45% ownership interest in its Canadian subsidiary for a purchase price of approximately $20,119 (see also Note 1c).

The following table provides a reconciliation of the redeemable non-controlling interest:

	December 31,
	2019	2018	2017

Beginning of the year	$-	$16,481	$12,939
Net income attributable to non-controlling interest	-	163	1,356
Dividend paid (*)	-	(978)	-
Adjustment to redemption value	-	(203)	1,137
Foreign currency translation adjustments	-	(931)	1,049
Adjustment to Call option value (**)	-	5,587	-
Call option exercise (**)	-	(20,119)	-

Redeemable non-controlling interest - end of the year	$-	$-	$16,481

(*) In 2018 dividend payment was made by Company’s subsidiary Caesarstone Canada Inc. and reflects the amount paid to the non-controlling interest holders.
(**) See also Note 1c

x.	Contingencies:

The Company is involved in various product liability, commercial, government investigations, environmental claims and other legal proceedings that arise from time to time in the course of business. The Company records accruals for these types of contingencies to the extent that the Company concludes their occurrence is probable and that the related liabilities are estimable. When accruing these costs, the Company will recognize an accrual in the amount within a range of loss that is the best estimate within the range. When no amount within the range is a better estimate than any other amount, the Company accrues for the minimum amount within the range. The Company records anticipated recoveries under existing insurance contracts that are probable of occurring at the amount that is expected to be collected. Legal costs are expensed as incurred. For unasserted claims or assessments, the Company followed the accounting guidance in ASC 450-20-50-6, 450-20-25-2 and 450-20-55-2 in which the Company must first determine that the probability that an assertion will be made is likely, then, a determination as to the likelihood of an unfavorable outcome and the ability to reasonably estimate the potential loss is made.

y.	Impact of recently issued accounting standards:

Recently issued and not yet adopted accounting standards:

1.
In June 2016, the FASB issued ASU 2016-13 “Financial Instruments – Credit Losses on Financial Instruments” amending how entities will measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. The guidance requires the application of a current expected credit loss model which is a new impairment model based on expected losses. Under this model, an entity recognizes an allowance for expected credit losses based on historical experience, current conditions and forecasted information rather than the current methodology of delaying recognition of credit losses until it is probable a loss has been incurred. This ASU is effective for interim and annual reporting periods beginning after December 15, 2019 with early adoption permitted for annual reporting periods beginning after December 15, 2018. The Company does not expect that this new guidance will have a material impact on the Company's consolidated financial statements.

2.
In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350), simplifying the Test for Goodwill Impairment. With ASU 2017-04, an entity will no longer determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination.  Instead, an entity will compare the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value. ASU 2017-04 is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. ASU 2017-04 is not expected to have a material impact to the Company's consolidated financial position, results of operations or cash flows.

Recently issued and adopted accounting standards:

1.
In February 2016, the FASB issued a new standard (Topic 842) related to leases to increase transparency and comparability among organizations by requiring the recognition of right-of-use (“ROU”) assets and lease liabilities on the balance sheet. Most prominent among the changes in the standard is the recognition of ROU assets and lease liabilities by lessees for those leases classified as operating leases under current U.S. GAAP (“ASC 840”). Under the standard, disclosures are required to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. The Company is required to recognize and measure leases existing at, or entered into after, the beginning of 2019 fiscal year using a prospective approach, with a package of practical expedients available.

In July 2018, the FASB issued amendments in ASU 2018-11, which provide another transition method in addition to the existing transition method, by allowing entities to initially apply the new leases standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, and to not apply the new guidance in the comparative periods they present in the financial statements. The Company elected to adopt the standard effective January 1, 2019, and to apply the standard retrospectively at the beginning of the period of adoption through a cumulative-effect adjustment, if any. The Company also elected the available practical expedients on adoption. In preparation for the adoption the Company has implemented internal controls and key system functionalities to enable the preparation of financial information.The standard had a material impact on the Company’s consolidated balance sheets, but did not have a material impact on the consolidated income statements. The most significant impact was the recognition of ROU assets and lease liabilities for operating, while accounting for capital leases remains substantially unchanged (see also note 9).

2.
In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815), which targeted improvements to accounting for hedging activities, to simplify certain aspects of hedge accounting for both non-financial and financial risks and better align the recognition and measurement of hedge results with an entity’s risk management activities. ASU 2017-12 also amends certain presentation and disclosure requirements for hedging activities and changes how an entity assesses hedge effectiveness. ASU 2017-12 is effective for fiscal years and interim periods within those years beginning after December 15, 2018. Early adoption is permitted. The Company adopted the new standard effective January 1, 2019. The adoption of this standard did not have a material impact on the consolidated financial statements.